                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549
                                                 ----------------

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported):  March 29, 2004

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                              (Exact name of registrant as specified in its charter)]

                      Florida                       0-23161                          59-3420305
        (State or other jurisdiction            (Commission                        (IRS Employer
                of incorporation)                File Number)                     Identification No.)

            4902 W. Waters Avenue
                 Tampa, Florida                                                         33634
    (Address of principal executive offices)                                          (Zip Code)

Registrant's telephone number, including area code: (813) 249-4900

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Item 5.   Other Events

         Attached is the Press Release disseminated by the Company on March 29, 2004.

Item 7.  Exhibits

Exhibit  99     Press Release dated March 29, 2004.

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                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TROPICAL SPORTSWEAR INT'L CORPORATION

Date:   March 29, 2004                            By:  /s/ Robin J. Cohan
                                                           Robin J. Cohan
                                                           Executive Vice President and
                                                           Chief Financial Officer